Exhibit 99.1 Synovus Financial Corp. Raymond James Institutional Investor Conference Kevin Blair, President and Chief Operating Officer March 3, 2020

Forward Looking Statements This slide presentation contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus Financial Corp.’s (“Synovus”) use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “predicts,” “could,” “should,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “opportunity,” “outlook,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward- looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus’ ability to control or predict. These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2019 under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: Adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted operating leverage; adjusted total revenues; adjusted non-interest expense; and adjusted tangible efficiency ratio. The most comparable GAAP measures to these measures are diluted earnings per share; return on average assets; return on average common equity; operating leverage; total revenues; total non-interest expense; and efficiency ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus’ business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus’ operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share, adjusted operating leverage, and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that Synovus believes are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus’ performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted total revenues is a measure used by management to evaluate total revenues exclusive of net investment securities gains (losses) and net changes in the fair value of private equity investments, and the Cabela’s transaction fee. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The reconciliations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. 1

Synovus business overview Key statistics(1) Attractive franchise in Southeastern markets Total Assets Loans $48B $37B Strong presence in top Deposits Branches markets throughout five-state $38B 298 Southeast footprint Team Market Cap 5,389 $4.3B Diverse business mix Favorable economic outlook % of 2019 revenue Synovus footprint vs. national average (2) ✓ 14% 11.5% Community Banking 9% 9.9% Wholesale Banking 28% ✓ ✓ FMS 2.7% 3.4% 49% 1.8% 1.4% Other YoY Job Growth % Unemployment HHI Growth ('20-'25) Rate Synovus footprint U.S. Total (1) All figures as of 12/31/2019, except for market cap, which is as of 03/02/2020 (2) As of 12/31/2019, Synovus footprint represents AL, FL, GA, SC, & TN; HHI Growth is projected Household Income Growth per S&P Global Market Intelligence 2

Synovus Recent Recognition Synovus was named a 2019 Residential Diversity and Inclusion Leadership Award winner by the Mortgage Bankers Association (MBA). Synovus won 13 awards in the 2019 Greenwich Excellence Awards for Small Business Banking and Middle Market Banking. Among more than 600 U.S. banks evaluated by Greenwich Associates, 36 received awards for small business banking Synovus was awarded a Top Workplaces 2020 and 33 for middle market banking. In honor by The Atlanta Journal-Constitution. addition, Synovus won 4 awards in the 2019 Greenwich Best Brand Awards for Small Business Banking and Middle Market Banking. 3

Who we are ▪ Diverse loan mix with robust production Strong and stable ▪ Strong deposit growth and liquidity foundation ▪ Solid credit quality ▪ Optimized capital position ▪ High opportunity markets Focused on growth and ▪ High potential customer segments profitability ▪ Accelerated fee income growth ▪ Continued improvement in financial performance ▪ Focus on positive operating leverage while also Long-term outlook investing for future growth ▪ Targeting top quartile performance by end-2021 4

Strong and stable Focused on growth Long-term outlook foundation Diverse loan mix with robust production Loans over time Loan portfolio mix as of year-end 2019 (2016 – 2019, $B) % of total Resi. Constr, Dev, Land Consumer Non-R/E 2.2% Other CRE Prop. Types 7.1% 6.4% Multi-Family 5.4% Office Bldg. Consumer R/E 6.1% Related 19.5% Shopping 4.6% Centers $37.2(2) 3.5% Hotel 14.6% CRE Consumer 30.6% $9.9 C&I C&I Specialty Lending Direct Middle Market & $25.9(2) Commercial Banking Consumer $23.9(2) $24.8(2) $6.6 $10.5 CRE $5.0 $5.9 C&I Portfolio: $16.8 Billion  Primarily direct middle market and commercial clients $6.9 $6.6 $7.4  Limited energy and leverage loan exposure (< 3%) $16.8 C&I CRE Portfolio: $10.5 Billion $11.5 $12.0 $12.8  86% income-producing  Residential C&D and Land < 3% of total loans; no CRE loan > $63 million  Diversity among property types and geographies 2016 2017 2018 2019 Consumer Portfolio: $9.9 Billion  Weighted average credit score of 787 and 778 for HELOC and Mortgage, respectively  Third-party partnership loans comprise ~5% of total loans Amounts many not total due to rounding (1) Organic CAGR excludes $9.3B of acquired FCB loan balances (2) Total loans are net of deferred fees, costs, discounts/premiums 5

Strong and stable Focused on growth Long-term outlook foundation Strong deposit growth and liquidity Deposits over time Total liabilities & deposit composition (2016 – 2019, $B) % of total Short-Term Borrowings Long-Term Debt Other 2% (i.e., FHLB, FFs) 5% 4% $38.4 Other Total Deposits $14.2 Deposits 89% $26.1 $26.7 $24.6 $7.3 $7.6 $6.9 Core $24.2 Transaction Time (2) $17.8 $18.8 $19.1 Deposits Core Deposits Transaction 17% Deposits(2) 63% Public Funds 2016 2017 2018 2019 11% Loans/ Brokered Deposits: 96.8 94.8 97.1 96.8 (%) Deposits 9% (3) (1) Organic CAGR excludes $10.9B of deposits from FCB Financial Holdings. Deposit amount as of 12/31/2018 4Q19 Cost of Deposits: 98 bps (2) Core transaction deposits consist of non-interest bearing, NOW/savings, and money market deposits (3) Cost of deposits figure excludes purchase accounting adjustments 6

Strong and stable Focused on growth Long-term outlook foundation Significantly improved risk profile and strong credit outlook NPA, NPL, and past due ratios over time NPL, NCO, and past due ratios by category (2016 – 2019, %) (2019, $M) 0.74% (1) 0.53% Loan Type NPL NCO 30+ DPD 0.64% 0.44% 0.37% C&I 0.39% 0.26% 0.40% 0.47% 0.41% 0.33% CRE 0.05% (0.03)% 0.05% 0.27% 0.27% 0.21% 0.22% Consumer 0.31% 0.20% 0.53% 2016 2017 2018 2019 Total 0.27% 0.16% 0.33% (1) NPA Ratio NPL Ratio Total Past Dues > 30 Days Ratio Net charge-offs over time Net charge-off ratio (2016 – 2019, $M) (Avg. 2015 – 2019, bps) 0.29% 0.16% 100 0.20% 80 0.12% 60 40 $29 $70 $50 $58 20 0 2016 2017 2018 2019 Net Charge NCO Ratio On February 28, 2020, Fitch Ratings upgraded Synovus to BBB (1) Excludes impaired loans held for sale. Effective January 1, 2019, non-performing loans exclude acquired loans accounted for under ASC 310-30 that are currently accruing income 7

Strong and stable Focused on growth Long-term outlook foundation Optimized capital position Capital allocation: 2016 vs. 2019 2020 outlook  Actions in recent years focused on capital optimization (e.g. 2019 Preferred Stock issuance allowed for an increased payout ratio to common shareholders while Tier 2 Tier 2 maintaining Tier 1 ratio) 1.94% 2.02% Tier 1 Tier 1  Focus remains on managing around 9.0% CET1 ratio 0.11% 1.28%  For 2020, expectation of 60-80% payout ratio as we prioritize organic growth Total Total Significant capital buffer to withstand 'severely adverse' scenario Capital Common Capital 12.01% Equity 12.25% Common Equity Tier 2 9.96% 2.02% 8.95% Total Total Capital Buffer: 2.25% Tier 1 Capital 1.28% (Min 10.0%) Tier 1 Buffer: 2.23% Tier 1 Total (Min 8.0%) Capital CET1 12.25% 8.95% 2016 2019 CET1 CET1 Buffer: 2.45% (Min 6.5%) Well 4Q 2019 Capitalized 8

Strong and stable Focused on growth Long-term outlook foundation Continued improvement in financial performance Growth Profitability Efficiency Diluted Earnings Return on Return on Average Efficiency Per Share Average Assets Tangible Common Equity(1) Ratio $3.90 16.1% 64.4% (2) 1.35% 62.7% 14.3% $3.47 1.20% 56.2% 51.8%(2) 0.88% 0.84% 8.9% $1.98 8.5% $1.89 2016 2019 2016 2019 2016 2019 2016 2019 (1) Reported Adjusted 25% 47 ~7 ppts(3) ~11 ppts(3) CAGR(3) bps(3) (1) Non-GAAP financial measure; see appendix for applicable reconciliation (2) Adjusted tangible efficiency ratio (3) 2019 vs. 2016 change is calculated based on adjusted metrics. Non-GAAP financial measures; see appendix for applicable reconciliation 9

Strong and stable foundation | Focused on growth | Long-term outlook

SYNOVUS

Leading market share across growing and attractive markets

Attractive Southeast Branch Footprint


Nashville
Tennessee
North Carolina
Greenville
South Carolina
Atlanta
Birmingham
Georgia
Alabama
Columbus (HQ)
Montgomery
Tallahassee
Jacksonville
Orlando
Tampa
Florida
Miami
298 Branches

- 100+ year history operating in core southeast markets
  - Operates across 5 states and 55 metropolitan statistical areas
- #1 market share among mid-cap banks in our footprint
- Focused small/middle market commercial lender
- Top 3 in 41% of markets and top 5 in 60% of markets in which we operate (2)

Strong Economic Growth with Leading Market Position


GDP Growth (1) (%)
4.3%
3.8%
SNV
National


SNV (%) of Deposits in Top Ranked Markets (2)
41%
60%
Top 3 Rank
Top 5 Rank

Synovus Counties of Operation - Top 10 Market Share(3)

No.	Bank Name	Branches	Deposits ($Bn)	Deposit Mkt. Share (%)
1	Bank of America	705	165	17.8
2	Truist	1,052	142	15.3
3	Wells Fargo	880	128	13.8
4	Regions	535	46	4.9
5	JPMorgan Chase	474	42	4.5
6	**Synovus**	**298**	**38**	**4.1**
7	TIAA	12	25	2.7
8	First Horizon	168	20	2.2
9	Citigroup	54	18	1.9
10	TD Bank	189	17	1.8

Source: S&P Global Market Intelligence and Company filings
(1) LTM GDP Growth rate weighted by deposits across SNV states of operation; reflects most recent GDP data available, as of 3Q19
(2) Percent of deposits in top ranked markets weighted by deposits across SNV counties of operation
(3) As of 01/30/2020; First Horizon reflects their pending merger with IBERIABANK Corporation

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Strong and stable Focused on growth Long-term outlook foundation Targeting high potential customer segments Business mix by segment % of 2019 revenue People Initiatives ▪ Added 21 ▪ New digital People Initiatives Mortgage Loan origination Other ▪ Added 8 Private ▪ Launched Synovus Originators, 17 capability FMS Wealth advisors in Inspire in 1Q20 to Financial Advisors 9% Florida in 2019 expand our reach with and 6 Personal ▪ Expanding Family an offering designed Trust officers in Office presence ▪ Increased specifically for the mass 2019 14% Commercial affluent 49% relationship manager ▪ 8 branch closures in Wholesale productivity by 2020; 2 new branches People Initiatives 13% in 2019 in South Florida and 1 28% new branch in Atlanta ▪ New teams ▪ Direct Middle Market focused on expansion Structured Community Finance Lending ▪ 2020-2021 & Synovus implementation of Affordable new commercial Housing digital portal and cash ▪ Added 16 new management Treasury Sales platform Officers . 11

Strong and stable Focused on growth Long-term outlook foundation Strong growth in fee income businesses Non-interest income over time by category ($M) Includes inorganic growth from FCB acquisition 9% total 2% CAGR  Within core banking: (1) 146 155 6% organic  6% CAGR in Account Analysis CAGR in fee income  13% CAGR in Card Sponsorship since 2016 2016 2019 Core banking 11% CAGR 92% CAGR 10% CAGR 106 31 33 78 24 4 2016 2019 2016 2019 2016 2019 Fiduciary / asset management, Capital markets Mortgage brokerage, insurance (1) Excludes FCB acquisition growth 12

Strong and stable Focused on growth Long-term outlook foundation Completed FCB acquisition in 2019 FCB Production engine continues through integration disruption Remixing the deposit base ($ in millions ) New Production CD Rates (%, 2019 Avg.) + 19 bps $18 2.68 $1,415 $388 + 6 bps $349 $13 2.49 $1,252 2.19 2.13 Funded loan production Total deposit production Capital Markets Fee Generation Pre-Conversion Post-Conversion % of 2018: 89% 90% 139% Central/South Florida division All other divisions 2018 2019 ▪ Since conversion, ~$1.2 billion in run-off of primarily single-service ▪ Legacy FCB wholesale loan growth of $350 million relationships ▪ Legacy FCB deposit account growth of 8% Investing in our future Evidence of strength in acquired portfolio ($ in millions ) ▪ Reviewed 75% of loan portfolio during due diligence $50 million $10 $40 in total cost ▪ Since then over 20% have paid off or renewed savings Amount Reinvested Original Target ▪ $1.3 billion originated in Synovus framework, or 13.5% of acquired loans ▪ Revenue-producing team members added in Private Wealth, Brokerage, Mortgage, and Trust ▪ Predominantly all acquired NPLs have been sold at prices favorable to fair value marks ▪ Retained key revenue producers from Legacy FCB 13

Strong and stable Focused on growth Long-term outlook foundation Committed to sustaining long-term positive adjusted operating leverage(1) Adjusted operating leverage(1) trend Positive YoY adjusted operating leverage(1) for 16 consecutive quarters 4% 1% 3% 5% 2% 6% 7% 5% 9% 6% 6% 6% 16% 9% 8% 5% 38% 36% 36% 34% 28% 28% 26% 22% 13% 11% 12% 12% 12% 9% 9% 10% 9% 7% 7% 6% 7% 5% 5% 5% 6% 6% 4% 4% 4% 4% 2% 0% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 YOY adjusted total revenues growth YOY adjusted non-interest expense growth Adjusted operating leverage(1) (1) Non-GAAP financial measure; see appendix for applicable reconciliation. Adjusted operating leverage is calculated by subtracting the percentage growth in YOY adjusted non-interest expense from the percentage growth in YOY adjusted total revenues. 14

Strong and stable Focused on growth Long-term outlook foundation Going forward: continued focus on attaining top-quartile performance Adjusted ROATCE(1) vs peers (2) 81st Invest Re-build Achieve sustainable Stabilize top-quartile Percentile group peer in Percentile performance 13th Trend ex-PAA(3) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Source: CapitalIQ (1) Return on average tangible common equity; metrics are adjusted (non-GAAP) (2) Group includes 16 other peer banks as defined in 2020 Proxy Statement (3) Percentile in peer group excl. PAA for Synovus but including PAA for peer group 15

Strong and stable Focused on growth Long-term outlook foundation Synovus Forward: continuing our journey to accelerate financial and non-financial performance ▪ Completed diagnostic review earlier this quarter Process ▪ Identified revenue and expense opportunities across the bank ▪ Execution on first wave of initiatives underway ▪ ~$100M pre-tax income by 2022 (exit run rate) ▪ Returning to positive operating leverage (excl. PAA) Outcomes ▪ Top-quartile performance by end-2021 ▪ Best-in-class franchise for customers, employees, and shareholders ▪ Will provide quarterly updates on progress Success ▪ This is a top priority: executive management owns this work 16

Strong and stable Focused on growth Long-term outlook foundation Initiatives identified to-date and expected benefits Run-rate benefit realization (pre-tax income) As of February 2020 Non-financial benefits Expense initiatives Better customer experience % of total Real estate optimization Improved efficiency in credit underwriting Organizational More time with Relationship Managers on high value- efficiency & effectiveness Tech & ops add advisory and support; internal analytics tools to $45-65M efficiency inform conversations More proactive outreach to meet customer needs and Third-party preempt issues spend Better employee experience Revenue initiatives Accelerate growth in Nimbler organization with more clear accountabilities % of total high potential segments Simpler credit approval process with fewer and more streamlined forms Deepen client Expand product relationships offerings and Sales tools to help RMs work more efficiently and $35-55M capabilities effectively Estimated one-time implementation costs of 60-80% of run rate benefits Improve pricing performance 17

Strong and stable foundation | Focused on growth | Long-term outlook

SYNOVUS

Examples of expense and revenue initiatives

Expense reduction ($15 – 20M)

Optimize third-party spend

~$400M+ in third-party spend

IT/Telecom
Prof. Services
Financial Svc & Ops
Facility Mgmt
Marketing & Sales
Travel & Entertainment
Office Supplies

Multiple levers to reduce spend

Supplier Review
Bundling
Insource v. outsource
Joint improvements
Robust contracting
Spec rationalization
Demand Mgmt
Supplier Tiering

Step change in sourcing capabilities

Revenue enhancement ($20-25M)

Deepen customer relationships

Customer data

Machine learning & analytics

Sales tools and new ways of working

- Prioritized product recommendations
- Early warning on likely attrition

Higher share of client wallet
8-10% revenue boost[1]

Higher client retention
25-30% lower attrition[1]

Better equip our teams to succeed

Proactively offer solutions to our customers

1. On relevant base (non-lending revenue and a portion of lending revenue).

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Forecast Assumptions Key assumptions for the 3-year • Modest economic growth • Lower for longer rate environment (flat rates) (1) (2020-2022) strategic plan • Stable credit environment Risks Opportunities • Less favorable interest rate environment • Growth in market share fueled by market disruption • Expected NIM impact of 4-5 bps per 25 bps rate • Continued repricing of deposits decline • Hedging strategies implemented in recent quarters • Coronavirus constraining domestic growth and/or production • Currently $3.5 billion hedges in place • Changes in underlying economic forecast having pro- • Deceleration of prepayment activity cyclical impact on provision (CECL) (1) Strategic plan formed before recent developments in the economic and interest rate environments 19

SYNOVUS

Key investment takeaway is an actionable plan to achieve...

1

Top quartile on key financial metrics by the end of 2021

Prior to recent events, top quartile peer performance was forecasted to be

~14.5-15%[1]	Low-to-mid 50s[1]
Adjusted ROATCE	Tangible Efficiency

2

Through SYNOVUS FORWARD achieve ~$100 million of incremental pre-tax income

3

Diversified balance sheet growth

Top quartile growth[1]

(1) Assumes forward curve as of 12/31/2019 and FactSet consensus as of 02/21/2020; as of 2/21/2020 top quartile ROATCE is 14.5-15% and top quartile efficiency ratio is low to mid 50s

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Appendix

Non-GAAP Financial Measures (dollars in thousands) 2019 2016 Net income available to common shareholders $540,899 236,546 Add: Income tax expense, net related to State Tax Reform 4,402 — Add: Earnout liability adjustments 10,457 — Add: Merger-related expense 56,580 1,636 Add: Litigation settlement/contingency expense — 2,511 Add: Restructuring charges, net 1,230 8,267 Add: Valuation adjustment to Visa derivative 3,611 5,795 Add: Loss on early extinguishment of debt, net 4,592 4,735 Add/subtract: Investment securities losses/(gains), net 7,659 (6,011) Subtract/add: Gain on sale and fair value (increase) decrease of private equity investments (11,607) 1,026 Subtract: Tax effect of adjustments (9,343) (6,645) Adjusted net income available to common shareholders $608,480 247,860 Weighted average common shares outstanding, diluted 156,058 125,078 Net income per common share, diluted $ 3.47 1.89 Adjusted net income per common share, diluted $ 3.90 1.98 22

Non-GAAP Financial Measures, continued (dollars in thousands) 2019 2016 Net income $ 563,780 246,784 Add: Income tax expense, net related to State Tax Reform 4,402 — Add: Earnout liability adjustments 10,457 — Add: Merger-related expense 56,580 1,636 Add: Litigation settlement/contingency expense — 2,511 Add: Restructuring charges, net 1,230 8,267 Add: Valuation adjustment to Visa derivative 3,611 5,795 Add: Loss on early extinguishment of debt, net 4,592 4,735 Add/subtract: Investment securities losses/(gains), net 7,659 (6,011) Subtract/add: Gain on sale and (increase) decrease in fair value of private equity investments, net (11,607) 1,026 Subtract: Tax effects of adjustments (9,343) (6,645) Adjusted net income 631,361 258,098 Total average assets $ 46,791,930 29,480,950 Return on average assets 1.20% 0.84% Adjusted return on average assets 1.35% 0.88% 23

Non-GAAP Financial Measures, continued (dollars in thousands) 2019 2016 Net income available to common shareholders $ 540,899 236,546 Add: Income tax expense, net related to effects of State Tax Reform 4,402 — Add: Earnout liability adjustments 10,457 — Add: Merger-related expense 56,580 1,636 Add: Litigation settlement/contingency expense — 2,511 Add:: Restructuring charges, net 1,230 8,267 Add: Valuation adjustment to Visa derivative 3,611 5,795 Add: Loss on early extinguishment of debt, net 4,592 4,735 Add/subtract: Investment securities losses/(gains), net 7,659 (6,011) Subtract/add: Gain on sale and fair value (increase) decrease of private equity investments (11,607) 1,026 Subtract: Tax effects of adjustments (9,343) (6,645) Adjusted net income available to common shareholders $ 608,480 247,860 Add: Amortization of intangibles 8,598 328 Adjusted net income available to common shareholders annualized excluding amortization of intangibles $ 617,078 248,188 Net income available to common shareholders 540,899 236,546 Add: Amortization of intangibles 8,598 328 Net income available to common shareholders annualized excluding amortization of intangibles $ 549,497 236,874 Total average shareholders' equity less preferred stock 4,384,458 2,813,526 Subtract: Goodwill (487,126) (32,151) Subtract: Other intangible assets, net (65,553) (269) Total average tangible shareholders' equity less preferred stock $ 3,831,779 2,781,106 Return on average common equity 12.34% 8.41 % Return on average tangible common equity 14.34% 8.52 % Adjusted return on average tangible common equity 16.10% 8.92% 24

Non-GAAP Financial Measures, continued (dollars in thousands) 2019 2018 Total non-interest income $ 355,900 280,093 Add: Investment securities losses, net 7,659 1,296 Subtract/add: Gain on sale and fair value (increase) decrease of private equity investments (11,607) 4,743 Adjusted non-interest income $ 351,952 286,132 (dollars in thousands) 2019 2018 2016 Total non-interest expense $ 1,098,968 829,455 755,923 Subtract: Earnout liability adjustments (10,457) (11,652) — Subtract: Merger-related expense (56,580) (10,065) (1,636) Add/subtract: Litigation settlement/contingency expense — 4,026 (2,511) Subtract/add: Restructuring charges, net (1,230) 51 (8,267) Subtract: Valuation adjustment to Visa derivative (3,611) (2,328) (5,795) Subtract: Loss on early extinguishment of debt, net (4,592) — (4,735) Adjusted non-interest expense $ 1,022,498 809,487 732,979 (dollars in thousands) 2019 2018 2016 Adjusted non-interest expense $ 1,022,498 809,487 732,979 Subtract: Amortization of intangibles (11,603) (1,167) (521) Adjusted tangible non-interest expense $ 1,010,895 808,320 732,458 Net interest income 1,595,803 1,148,413 899,180 Add: Tax equivalent adjustment 3,025 553 1,285 Add: Total non-interest income 355,900 280,093 273,194 Total FTE revenues 1,954,728 1,429,059 1,173,659 Add/subtract: Investment securities losses/(gains), net 7,659 1,296 (6,011) Subtract/add: Gain on sale and (increase) decrease in fair value of private equity investments, net (11,607) 4,743 1,026 Adjusted total revenues $ 1,950,780 1,435,098 1,168,674 Efficiency Ratio 56.22% 58.04% 64.41 % Adjusted tangible efficiency ratio 51.82% 56.33% 62.67% 25

SYNOVUS

Non-GAAP Financial Measures, continued

(dollars in thousands)	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18	1Q18	4Q17	3Q17	2Q17	1Q17
FTE net interest income	$ 400,037	402,916	398,073	397,802	298,114	291,755	284,696	274,400	269,946	262,855	251,395	240,236
Add: Total non-interest income	97,955	88,760	89,807	79,378	67,991	71,668	73,388	67,046	69,353	135,435	68,701	71,838
Subtract/add: Gain on sale and fair value (increase) decrease of private equity investments	(8,100)	(1,194)	(1,455)	(858)	2,084	(434)	37	3,056	(100)	27	1,352	1,814
Subtract: Cabela's transaction fee	—	—	—	—	—	—	—	—	—	(75,000)	—	—
Add/subtract: Investment securities gains/(losses), net	2,157	3,731	1,845	(75)	—	—	1,296	—	—	7,956	1	(7,668)
Adjusted total revenues	**$ 492,049**	**494,213**	**488,270**	**476,247**	**368,189**	**362,989**	**359,417**	**344,502**	**339,199**	**331,273**	**321,449**	**306,220**

(dollars in thousands)	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18	1Q18	4Q17	3Q17	2Q17	1Q17
Total non-interest expense	$ 266,121	276,310	264,126	292,410	209,923	220,297	204,056	195,178	226,534	205,646	191,747	197,386
Add/subtract: Merger-related expense	913	(353)	(7,401)	(49,738)	(3,381)	(6,684)	—	—	—	(23)	—	(86)
Subtract: Valuation adjustment to Visa derivative	(1,111)	(2,500)	—	—	—	—	(2,328)	—	—	—	—	—
Add/subtract: Litigation settlement/contingency expense	—	—	—	—	—	—	1,400	2,626	(300)	(401)	—	—
Subtract: Loss on early extinguishment of debt, net	—	(4,592)	—	—	—	—	—	—	(23,160)	—	—	—
Subtract: Earnout liability adjustments	—	(10,457)	—	—	—	(11,652)	—	—	(1,700)	(2,059)	—	—
Subtract: Cabela's strategic actions	—	—	—	—	—	—	—	—	—	(8,251)	—	—
Subtract/add: Restructuring charges, net	(1,259)	66	(18)	(19)	(140)	(21)	(103)	315	29	(519)	(13)	(6,511)
Adjusted non-interest expense	**$ 264,664**	**258,474**	**256,707**	**242,653**	**206,402**	**201,940**	**203,025**	**198,119**	**201,404**	**194,394**	**191,734**	**190,789**

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Non-GAAP Financial Measures, continued (dollars in thousands) 4Q16 3Q16 2Q16 1Q16 4Q15 3Q15 2Q15 1Q15 FTE net interest income $ 233,852 226,337 221,778 218,498 212,931 208,106 203,974 203,612 Add: Total non-interest income 74,006 68,155 67,886 63,147 66,175 67,059 68,832 65,854 Add/subtract: Fair value decrease (increase) of private equity investments 499 249 (113) 392 (298) 109 121 287 Subtract: Investment securities (losses), net (5,885) (59) — (67) (58) — (1,984) (725) Adjusted total revenues $ 302,472 294,682 289,551 281,970 278,750 275,274 270,943 269,028 (dollars in thousands) 4Q16 3Q16 2Q16 1Q16 4Q15 3Q15 2Q15 1Q15 Total non-interest expense $ 193,209 185,871 188,611 188,234 183,033 177,907 177,805 178,908 Subtract: Merger-related expense (1,086) (550) — — — — — — Subtract: Valuation adjustment to Visa derivative (4,716) (360) (360) (360) (371) (363) (354) (375) Add/subtract: Litigation settlement/contingency expense — 189 — (2,700) (710) — (4,400) — Subtract: Loss on early extinguishment of debt, net — — — (4,735) (1,533) — — — Subtract: Restructuring charges, net (42) (1,243) (5,841) (1,140) (69) (69) (4) 106 Adjusted non-interest expense $ 187,365 183,907 182,410 179,299 180,350 177,475 173,047 178,639 27